UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2026

UNITIL CORPORATION

(Exact name of Registrant as Specified in Its Charter)

New Hampshire	1-8858	02-0381573
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6 Liberty Lane West
Hampton, New Hampshire		03842-1720
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (603) 772-0775

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	UTL	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 14, 2026, Unitil Energy Systems, Inc. (“Unitil Energy”), an electric distribution utility subsidiary of Unitil Corporation (the “Company” or the “Registrant”), entered into (i) a Bond Purchase Agreement with U.S. Bank Trust Company, National Association (as trustee), Metropolitan Life Insurance Company, Metropolitan Tower Life Insurance Company, Metlife Reinsurance Company of Hamilton, Ltd., State Farm Life Insurance Company, State Farm Life and Accident Assurance Company, State Farm Insurance Companies Employee Retirement Trust, CUMIS Insurance Society, Inc. and Southern Farm Bureau Life Insurance Company (the “Bond Purchase Agreement”) and (ii) an Eighteenth Supplemental Indenture with U.S. Bank Trust Company, National Association (as trustee) (the “Eighteenth Supplemental Indenture”) pursuant to which Unitil Energy issued and sold (a) $30,000,000 of 5.72% First Mortgage Bonds, Series T, due October 14, 2036, and (b) $30,000,000 of 5.87% First Mortgage Bonds, Series U, due October 14, 2038, (collectively, the “Bonds”).

The Bond Purchase Agreement, the Eighteenth Supplemental Indenture and the Bonds (collectively, the “Bond Documents”) collectively contain customary representations and warranties, covenants and events of default for a transaction of this type. The Bonds may or will become immediately due and payable upon an event of default, as described in the Bond Documents. The Bond Documents also contain a “fall-away” structure whereby the collateral securing the Bonds will be released after or simultaneously with the release of all collateral securing other bonds of Unitil Energy, subject to certain additional conditions described in the Bond Purchase Agreement (the “Collateral Release”). The interest rate on the Series T Bonds will increase from 5.72% to 5.82% upon the Collateral Release (if any). The interest rate on the Series U Bonds will increase from 5.87% to 5.97% upon the Collateral Release (if any).

The foregoing summary of the Bond Documents does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such documents, the executed copies or forms of which are attached hereto as exhibits to this Current Report on Form 8-K.

Certain of the purchasers of the Bonds (or their affiliates) are holders of other indebtedness of the Company or its subsidiaries.

Unitil Energy plans to use the net proceeds from this long-term financing to refinance existing debt of the Company (on a consolidated basis) and/or for general corporate purposes.

Unitil Energy offered the Bonds principally to institutional investors in an offering made pursuant to the exemption from registration requirements under Section 4(a)(2) of the Securities Act of 1933, as amended (“Act”).

The Bonds have not been and will not be registered under the Act, or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Act and applicable state securities laws.

The Company intends this notice to comply with Rule 135c of the Act and, accordingly, this notice does not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale of any securities in any jurisdiction in which such offer, solicitation or sale would be unlawful.

The Bond Purchase Agreement, a Bond of Series T, a Bond of Series U and the Eighteenth Supplemental Indenture have been attached as exhibits to this Current Report on Form 8-K to provide investors with information regarding their terms. The representations, warranties and covenants contained in such documents were made only for purposes of such documents and as of specific dates, were solely for the benefit of the parties to such documents, and are subject to limitations agreed upon by the parties to such documents. Moreover, the representations and warranties contained in such documents were made for the purpose of allocating contractual risk between the parties to such documents instead of establishing matters as facts, and may be subject to standards of materiality applicable to the parties to such documents that differ from those applicable to investors generally. Investors (other than the parties to such documents) are not third-party beneficiaries under such documents and should not rely on the representations, warranties and covenants contained therein or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or any of its subsidiaries or affiliates.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit	Reference (1)

4.1 (2)	Bond Purchase Agreement dated October 14, 2026, by and among Unitil Energy Systems, Inc., U.S. Bank Trust Company, National Association (as trustee), and the several purchasers named therein.	Filed herewith

4.2	Eighteenth Supplemental Indenture dated October 14, 2026, by and between Unitil Energy Systems, Inc. and U.S. Bank Trust Company, National Association (as trustee).	Filed herewith

4.3 (3)	First Mortgage Bond, Series T, 5.72%, due October 14, 2036, issued by Unitil Energy Systems, Inc. to Metropolitan Life Insurance Company	Filed herewith

4.4 (3)	First Mortgage Bond, Series U, 5.87%, due October 14, 2038, issued by Unitil Energy Systems, Inc. to State Farm Life Insurance Company	Filed herewith

104	Cover Page Interactive Data File (embedded within the Inline XBRL)	Filed herewith

(1)
The exhibits referred to in this column by specific designations and dates have heretofore been filed with or furnished to the Securities and Exchange Commission under such designations and are hereby incorporated by reference.
(2)
In accordance with Item 601(a)(5) of Regulation S-K, this exhibit omits certain of its schedules and exhibits. This exhibit’s table of contents includes a brief description of the subject matter of all of its schedules and exhibits, including the omitted schedules and exhibits. The Registrant acknowledges that it must provide a copy of any omitted schedules or exhibits to the Securities and Exchange Commission or its staff upon request.
(3)
This bond is substantially identical in all material respects to other bonds that are otherwise required to be filed as exhibits, except as to the registered payee of such bond, the identifying number of such bond, and the principal amount of such bond. In accordance with instruction no. 2 to Item 601 of Regulation S-K, the Registrant has filed a copy of only one of such bonds, with a schedule identifying the other bonds omitted and setting forth the material details in which such bonds differ from the bond that was filed. The Registrant acknowledges that the Securities and Exchange Commission may at any time in its discretion require filing of copies of any bonds so omitted.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITIL CORPORATION

Date:	October 19, 2026	By:	/s/ Daniel J. Hurstak
Senior Vice President, Chief Financial Officer, and Treasurer